THESE OPTIONS AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE OPTIONS AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT UNDER SUCH ACT AND SUCH LAWS WITH RESPECT TO THESE OPTIONS AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE OPTIONS EVIDENCED BY THIS CERTIFICATE ARE NON-QUALIFIED STOCK OPTIONS AND ARE NOT INTENDED TO COMPLY WITH THE REQUIREMENTS OF SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

OPTION CERTIFICATE                                  100,000 COMMON STOCK OPTIONS
NO. RB-20

                            RED BELL BREWING COMPANY

                              COMMON STOCK OPTIONS

                  (These Options will be void if not exercised
                    by the Termination Date specified below.)

                  1. Options. Subject to the terms and conditions hereof, this certifies that ROBERT T. HUTTICK, or any subsequent holder hereof, is the owner of 100,000 Options (the "Options") of Red Bell Brewing Company, a Pennsylvania corporation (the "Company"). Each Option entitles the holder to purchase from the Company at any time prior to the Termination Date of such Options (as set forth in Section 3 hereof), one fully paid and non-assessable share of the Company's Common Stock, without par value (the "Common Stock"), subject to adjustment as provided in Section 7 hereof.

                  2. Option Price. The Options shall be exercised by delivery to the Company (prior to the Termination Dates for such Options as set forth in Section 3 hereof) of the applicable option price for each share of Common Stock being purchased hereunder (the "Option Price"), this Certificate, and the completed Election To Purchase Form which is attached hereto. The Option Price for the 100,000 shares of Common Stock underlying the Options evidenced by this Certificate shall be $.10 per share of Common Stock subject to adjustment as provided in Section 7 hereof. The Option Price is payable either in cash or by certified check or bank draft payable to the order of the Company.

                  3. Termination Date. Each of the Options must be exercised in accordance with the terms hereof prior to the Termination Date relating to such Option set forth below ("Termination Date").

Number
of Options                 Option Price              Termination Date
----------                 ------------              ----------------
100,000                        $.10                    July 1, 2007

On the Termination Date relating to any such Option any and all unexercised rights hereunder relating to such Option shall become null and void and such Option shall without any action on behalf of the Company become null and void.

                  4. Exercise. Upon the surrender of this Certificate and payment of the Option Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the registered holder of this Option and in such name or names as the registered holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of any Option. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Common Stock on and as of the date of the delivery to the Company of this Certificate and payment of the Option Price as aforesaid. If, however, at the date of surrender of this Certificate and payment of such Option Price, the transfer books for the Common Stock purchasable upon the exercise of any Option shall be closed, the certificates for the Common Stock in respect to which any such Option are then exercised shall be issued and the owner of such Common Stock shall become a record owner of such Common Stock on and as of the next date on which such books shall be opened, and until such date the Company shall be under no duty to deliver any certificate for such Common Stock.

                  5. Partial Exercise. The rights of purchase represented by the Options shall be exercisable, at the election of the registered holder hereof, either as an entirety, or from time to time for any part of the Common Stock specified herein and, in the event that the Options are exercised with respect to less than all of the Common Stock specified herein at any time prior to the Termination Date, a new Certificate will be issued to such registered holder for the remaining number of Options not so exercised.

                  6. Lost, Mutilated Certificate. In case this Common Stock Option Certificate shall become mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation of the mutilated certificate, or in lieu of and in substitution for the Certificate lost, stolen, or destroyed, a new Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such certificate and indemnity, if requested, also satisfactory to the Company.

                  7. Adjustments. Subject and pursuant to the provisions of this Section 7, the Option Price and number of shares of Common
Stock subject to the Options shall be subject to adjustment from time to time only as set forth hereinafter:

                           a. In case the Company shall declare a Common Stock
dividend on the Common Stock, then the Option Price shall be proportionately decreased as of the close of business on the date of record of said Common Stock dividend in proportion to such increase of outstanding shares of Common Stock.

                           b. If the Company shall at any time subdivide its
outstanding Common Stock by recapitalization, reclassification or split-up thereof, the Option Price immediately prior to such subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification, or combination thereof, the Option Price immediately prior to such combination shall be proportionately increased. Any such adjustment to the Option Price shall become effective at the close of business on the record date for such subdivision or combination. The Option Price shall be proportionately increased or decreased, as the case may be, in proportion to such increase or decrease, as the case may be, of outstanding shares of Common Stock.

                           c. Upon any adjustment of the Option Price as
hereinabove provided, the number of shares of Common Stock issuable upon exercise of the Options remaining unexercised immediately prior to any such adjustment, shall be changed to the number of shares determined by dividing (i) the appropriate Option Price payable for the purchase of all shares of Common Stock issuable upon exercise of all of the Options remaining unexercised immediately prior to such adjustment by (ii) the Option Price per share of Common Stock in effect immediately after such adjustment.

Pursuant to this formula, the total sum payable to the Company upon the exercise of the Options remaining unexercised immediately prior to such adjustment shall remain constant.

                           d. (i) If any capital reorganization or
reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, person, or entity, or the sale of all or substantially all of its assets to another corporation, person, or entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash, property, or assets with respect to or in exchange for Common Stock, and provided no election is made by the Company pursuant to subsection (ii) hereof, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Company or such successor or purchasing corporation, person, or entity, as the case may be, shall agree that the registered holder of the Options shall have the right thereafter and until the Termination Date to exercise such Options for the kind and amount of stock, securities, cash, property, or assets receivable upon such reorganization, reclassification, consolidation, merger, or sale by a holder of the number of shares of Common Stock for the purchase of which such Options might have been exercised immediately prior to such reorganization, reclassification, consolidation, merger or sale, subject to such subsequent adjustments which shall be equivalent or nearly equivalent as may be practicable to the adjustments provided for in this Section 7.

                              (ii) Notwithstanding subsection (i) hereof and in
lieu thereof, the Company may elect by written notice to the registered holder hereof, to require such registered holder to exercise all of the Options remaining unexercised prior to any such reorganization, reclassification, consolidation, merger or sale. If the holder of this Option shall not exercise all or any part of the Options remaining unexercised prior to such event, such unexercised Options shall automatically become null and void upon the occurrence of any such event, and of no further force and effect. The Common Stock issued pursuant to any such exercise shall be deemed to be issued and outstanding immediately prior to any such event, and shall be entitled to be treated as any other issued and outstanding share of Common Stock in connection with such event. If an election is not made by the Company pursuant to this subsection
(ii) in connection with any such event, then the provisions of subsection (i) hereof shall apply to such event.

                           e. Whenever the Option Price and number of shares of
Common Stock subject to this Option is adjusted as herein provided, the Company shall promptly mail to the registered holder of this Option a statement signed by an officer of the Company setting forth the adjusted Option Price and the number of shares of Common Stock subject to this Option, determined as so provided.

                           f. This form of Certificate need not be changed
because of any adjustment which is required pursuant to this Section 7. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of this Certificate that the Company may deem appropriate and that does not affect the substance hereof; and any Certificate thereafter issued, whether in exchange or substitution for this Certificate or otherwise, may be in the form as so changed.

                  8. Reservation. There has been reserved, and the Company shall at all times keep reserved out of the authorized and unissued shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the right of purchase represented by the Options. The Company agrees that all shares of Common Stock issued upon exercise of the Options shall be, at the time of delivery of the Certificates for such Common Stock, validly issued and outstanding, fully paid and non-assessable.

                  9. Fractional Shares. The Company shall not issue any fractional shares of Common Stock pursuant to any exercise of any Option and shall pay cash to the holder of any Option in lieu of any such fractional shares.

                  10. No Right. The holder of any Options shall not be ntitled to any of the rights of a shareholder of the Company prior to the date of issuance of the Common Stock by the Company pursuant to an exercise of any Option.

                  11. Securities Laws; Non-Qualified Option. As a condition to the issuance of any Common Stock pursuant to the Options, the holder of such Common Stock shall execute and deliver such representations, warranties, and covenants, that may be required by applicable federal and state securities law, or that the Company determines is reasonably necessary in connection with the issuance of such Common Stock. In addition, the certificates representing the Common Stock shall contain such legends, or restrictive legends, or stop transfer instructions, as shall be required by applicable Federal or state securities laws, or as shall be reasonably required by the Company. The Options evidenced by this Option Certificate are non-qualified options and are not intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

                  12. Withholding. The granting of the Options hereunder and the issuance of shares of Common Stock pursuant to the exercise hereof is conditioned upon the Company's right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the holder by the Company, any taxes required to be withheld under federal, state or local law as a result of the grant or exercise of such Option. To the extent that the compensation or other amounts, if any, payable to the holder is insufficient to pay any taxes required to be so withheld, the Company may in its sole discretion, require the holder, as a condition to the exercise of an Option, to pay cash to the Company in an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

                  13. Transferability. Subject to compliance with applicable securities laws, the Options represented by this Certificate and this Certificate shall inure to the benefit of and be exercisable by any holder's heirs, personal representatives, successors and assigns, and shall be fully assignable and transferable by any holder at any time and from time to time, including by will, intestacy or otherwise. Any such assignee or transferee shall be entitled to all the benefits hereof and shall be the holder hereof.

                  14. Applicable Law. The Options and this Certificate shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws thereof regardless of its choice of law rules.

                  15. Replacement Certificate. This Certificate replaces and completely supersedes the Stock Option Certificate No. RB-10 dated as of July 1, 1997 registered in the name of Robert T. Huttick which represented options to acquire up to 100,000 shares of Common Stock.

                  IN WITNESS WHEREOF, RED BELL BREWING COMPANY, has executed and delivered this Certificate.

                                                     RED BELL BREWING COMPANY


Corporate Seal                              By: /s/ James R. Bell
                                               ---------------------------------
                                               James R. Bell,
                                               President


                                            Attest: /s/ Robert T. Huttick
                                                   -----------------------------
                                                   Robert T. Huttick,
                                                   Chief Operating Officer


Dated: June 15, 2001

RED BELL BREWING COMPANY
3100 Jefferson Street
Philadelphia, PA 19121
Attn: James R. Bell,
          President



                              ELECTION TO PURCHASE

                  The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Option Certificate No. ____ of the Company. The undersigned desires to purchase ________ shares of Common Stock provided for therein and tenders herewith full payment of the Option Price for the shares of Common Stock being purchased, all in accordance with the Certificate. The undersigned requests that a Certificate representing such shares of Common Stock shall be issued to and registered in the name of the undersigned, and delivered to the undersigned at the following address:
_________________________________________________________________________. If
said number of shares of Common Stock shall not be all the shares purchasable under the Certificate, then a new Common Stock Option Certificate for the balance remaining of the shares of Common Stock purchasable shall be issued to and registered in the name of the undersigned, and delivered to the undersigned at the address set forth above.





Dated:              , 20                    Signature:
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